                                  Exhibit 3.1

                         CERTIFICATE OF INCORPORATION

                                      OF

                            LAKELAND BANCORP, INC.

          The undersigned, being over the age of 18 years old, for the purpose of forming a corporation under the New Jersey Business Corporation Act, does hereby execute the following Certificate of Incorporation:

          1.   Name. The name of the corporation is Lakeland Bancorp, Inc.
               ----

          2.   Purpose. The principal purpose for which the corporation is
               -------
organized is to exercise all powers of a banking holding company, which is registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended, and to engage in banking and non-banking activities allowed for such a bank holding company under New Jersey and federal law.

          3.   Shares Authorized. The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,000,000 shares of common stock, which shall have a par value of $2.50 each.

          4.   Issuance of Stock. The capital stock of the corporation may be
               -----------------
issued for valid corporate purposes upon authorization by the Board of Directors of the corporation without prior stockholder approval. Such authorization by the Board of Directors may be made by a majority or other vote of the Board as may be provided in the Bylaws of the corporation. The provisions of this Article may only be amended or repealed by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting stock of the Corporation.

          5.   Office and Registered Agent. The address of the registered office
               ---------------------------
of the corporation in the State of New Jersey shall be One Lakeland Plaza, Newfoundland, New Jersey 07534, and the name of its New Jersey registered agent at such address shall be Arthur L. Zande.

          6.   Number and Terms of Directors. The corporation shall have not
               -----------------------------
less than five (5) or more than twenty-five (25) Directors. The Board of Directors of the corporation shall, at a regular meeting prior thereto, fix by resolution the number of Directors for the succeeding year to be elected at the next annual meeting of the shareholders. One-third of the Directors shall be elected by a majority of the votes cast at each annual meeting of the shareholders or by similar vote at any special meeting called for the purpose, to serve three-year terms. Each Director shall hold office until the expiration of the term for which he is elected, except as otherwise stated in the Bylaws, and thereafter until his successor has been elected and qualified. Election of Directors need not be by written ballot. The affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting stock of the corporation is required to amend or repeal the provisions of this Article.

          7.   First Board. The first Board of Directors shall be six (6) in
               -----------
number, and the names and addresses are:

Name                                          Address
----                                          -------

Bruce G. Bohuny                         913 Cherokee Lane
                                        Franklin Lakes, NJ 07417

John W. Fredericks                      382 Osprey Lane
                                        Mantoloking, NJ 08739

Robert B. Nicholson                     309 East Mountain Road
                                        Sparta, NJ 07871

John Pier, Jr.                          P. O. Box 38
                                        Vernon, NJ 07462

Albert S. Riggs                         Milton Road
                                        Oak Ridge, NJ 07438

Arthur L. Zande                         55 Fox Trail Road
                                        Sparta, NJ 07871

          The terms of the first Board of Directors shall be set so as to implement staggered terms of 3 years each. The initial terms of Messrs. Nicholson and Zande shall expire in 1990, those of Messrs. Bohuny and Riggs in 1991 and those of Messrs. Fredericks and Pier in 1992.

          8.   Vacancies on Board of Directors.  Any and all vacancies on the
               -------------------------------
Board of Directors, including those resulting from an increase in the number of Directors or the removal, resignation, or death of a Director, shall be filled by the Board of Directors.

          9.   Removal of a Director.  A Director of the corporation may only be
               ---------------------
removed during his or her term of office for cause, as defined as final conviction of a felony, unsound mind, adjudication of bankruptcy, non-acceptance of office or conduct prejudicial to the interests of the corporation, by the affirmative vote of a majority of the entire Board of Directors of the corporation or by the requisite shareholder vote. Shareholders shall not have the right to remove Directors without such cause. Shareholders may only attempt to remove a director for cause after service of specific charges, adequate notice, and full opportunity to refute the charges.

          10.  Indemnification of Directors.  Directors of the Corporation, to
               ----------------------------
the fullest extent permitted by the New Jersey Business Corporation Act, as now or hereafter in effect, and any successor statute, shall not be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders. Also, any expenses incurred by a Director in connection with a proceeding involving the Director may be paid by the Corporation in advance of final disposition of the proceeding, provided the Director undertakes to repay such amount unless it shall ultimately be determined that he or she is entitled to indemnification.

          11.  By-Laws.  The Board of Directors shall have the right to enact,
               -------
alter, amend or repeal the Bylaws of the Corporation. Also, the By-Laws may be amended, altered or repealed by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting stock of the corporation.

          12.  Considerations in Evaluating Acquisition Offer.  The Directors of
               ----------------------------------------------
the Corporation shall consider all factors they deem relevant in evaluating any proposed tender offer or exchange offer for the corporation or any subsidiary's stock, any proposed merger or consolidation of the corporation or subsidiary with or into another entity and any proposal to purchase or otherwise acquire all or substantially all the assets of the corporation or any subsidiary. The Directors shall evaluate whether the proposal is in the best interests of the corporation and its subsidiaries by considering the best interests of the shareholders and other factors the Directors determine to be relevant, including the social, legal and economic effects on employees, customers, depositors, and communities served by the corporation and any subsidiary. The Directors shall evaluate the consideration being offered to the shareholders in relating to the then current market value of the corporation or any subsidiary, the then current market value of the stock of the corporation or any subsidiary in a freely negotiated transaction, and the Directors' estimate of the future value of stock of the corporation or any subsidiary as an independent entity. The affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting stock of the corporation is required to amend or repeal the provisions of this Article.

          13.  Votes Required to Approve Acquisition.
               -------------------------------------

          (a)  Unapproved by Board.  The affirmative vote of the holders of not
               -------------------
less than eighty percent (80%) of the outstanding voting stock of the corporation is required to approve of either (1) a merger or consolidation of the corporation with, or (2) a sale, exchange or lease of all or substantially all of the assets of the corporation to, any person or entity provided that the Board of Directors of the corporation, by a majority vote of the entire Board, does not recommend to the stockholders of the corporation a vote in favor of the same. For purposes of this provision, substantially all of the assets shall mean assets having a fair market value or book value, whichever is greater, of 25 per cent or more of the total assets as reflected on a balance sheet of the corporation as of a date no earlier than 45 days prior to any acquisition of such assets.

          (b)  Acquisition by Controlling Party. The affirmative vote of the
               --------------------------------
holders of not less than eighty percent (80%) of the outstanding shares of all voting stock of the corporation and the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of voting stock held by stockholders other than the Controlling Party (as defined below) shall be required for the approval or authorization of any merger, consolidation, sale, exchange or lease of all of substantially all the assets of the corporation (as defined above). Controlling Party is any stockholder owning or controlling twenty per cent (20%) or more of the corporation's voting stock at the time of the proposed transaction. However, these voting requirements shall not be applicable in such transactions in which: (a) the cash or fair market value of the property, securities or other consideration to be received (which includes common stock of this corporation retained by its existing stockholders in such a transaction in which the corporation is the surviving entity) per share by holders of common stock of the corporation in such transaction is not less than the highest per share price (with appropriate adjustments for recapitalizations, stock splits, stock dividends and distributions), paid by the Controlling Party in the acquisition of any of its holdings of the corporation's common stock in the three years preceding the announcement of the proposed transaction; or (b) the transaction is recommended by a majority of the entire Board of Directors. The requirements of this paragraph are in addition to and separate from any consent or approval that may be required by this Certificate to authorize any merger, consolidation or sale, exchange or lease of all or substantially all of the assets of the corporation as in paragraph (a) of this Article.

          (c)  Meetings of Shareholders.  Any meeting of shareholders, whether
               ------------------------
annual or special, called to consider a vote in favor of a merger or consolidation of the corporation with, or a sale, exchange or lease of substantially all of the assets of the corporation to, any person or entity, as defined in paragraphs (a) and (b) of this Article, which is not recommended by the Board of Directors of the corporation by the required vote, shall require attendance in person or by proxy of eighty percent (80%) of the shareholders of the corporation in order for a quorum for the conduct of business to exist. Such a meeting may not be adjourned absent notice if a quorum is not present.

          (d)  Amendment or Repeal of this Article.  The affirmative vote of not
               -----------------------------------
less than eighty percent (80%) of the outstanding voting stock of the corporation is required to amend or repeal any part of paragraphs (a) or (b) of this Article.

          14.  Incorporator. The name of the sole incorporator is Walter J.
               ------------
Hunziker, Jr. and the address of the incorporator is 125 Ellison Street, Paterson, New Jersey 07505.

Dated:  February 3, 1989

                                        /s/ Walter J. Hunziker, Jr.
                                        --------------------------------
                                        Walter J. Hunziker, Jr.,
                                        Sole Incorporator

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                         DAted: As of January 10, 1990


          The undersigned corporation, having adopted an amendment to its certificate of incorporation in connection with a stock dividend, hereby certifies as follows:

          1.   The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 3% stock dividend was January 10, 1990.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,017,855. The number of shares issued in connection the 3% stock dividend was 30,535.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,000,000 to 3,030,535. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       --------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.   Shares Authorized.  The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,030,535 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                        DAted: As of February 12, 1992


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.   The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 3% stock dividend was February 12, 1992.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,048,390. The number of shares issued in connection the 3% stock dividend was 31,452.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,030,535 to 3,061,987. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       ---------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.   Shares Authorized, The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,061,987 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                        Dated: As of November 12, 1992


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.   The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 10% stock dividend was November 12, 1992.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,079,842. The number of shares issued in connection the 10% stock dividend was 107,984.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,061,987 to 3,169,971. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       -------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.   Shares Authorized. The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,169,971 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                           Dated: As of May 26, 1993


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.   The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 6% stock dividend was May 26, 1993.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,187,826. The number of shares issued in connection the 6% stock dividend was 71,269.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,169,971 to 3,241,240. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       --------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.   Shares Authorized.  The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,241,240 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                           Dated: As of May 11, 1994


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.   The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 10% stock dividend was May 11, 1994.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,382,483. The number of shares issued in connection with the 10% stock dividend was 138,248.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,241,240 to 3,379,488. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       -------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.   Shares Authorized. The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,379,488 shares of common stock, which shall have a par value of $2.50 each.

                            LAKELAND BANCORP, INC.

                           Certificate of Amendment
                           ------------------------
                                      to
                                      --
                         Certificate of Incorporation
                         ----------------------------

          In accordance with the provisions of Section 14A:9-4(3) of the New Jersey Statutes, LAKELAND BANCORP, INC., a corporation organized under the laws of the State of New Jersey, does hereby certify the following facts in amendment of its Certificate of Incorporation as filed on February 7, 1989:

          FIRST:  The name of the corporation is

                             LAKELAND BANCORP, INC.

          SECOND: The Certificate of Incorporation is hereby amended by inserting a revised Article 6 in place of the original text, to read as follows:

          6.   Number and Terms of Directors. The corporation shall have not
               ------------------------------
     less than five (5) or more than twenty-five (25) Directors. The Board of Directors of the corporation shall, at a regular meeting prior thereto, fix by resolution the number of Directors for the succeeding year to be elected at the annual meeting of the shareholders. The Board shall be divided into three (3) classes of Directors, each of equal number, or in the event the total number of Directors is not divisible by three (3) then of nearly equal number as is possible. Unless they are elected to fill vacancies, the Directors in each class shall be elected to hold office until the third successive annual meeting of shareholders after their election and until their successors shall have been elected and shall have qualified, such that at each annual meeting of shareholders, only one class of Directors shall be elected. In the event that a Director is elected to fill a vacancy, the term of such Director shall expire at the next annual meeting of shareholders. Any vacancy, however caused, occurring in the Board, and newly created Directorships resulting from an increase in the authorized number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors, even though less than a quorum of the Board, or by a sole remaining Director. The Board of Directors shall specify the class in which a Director so elected shall serve. Any Director so elected by the Board of Directors shall hold office only until the next annual meeting of the shareholders and until his successor shall have been elected and qualified, notwithstanding that the term of office of the other Directors in the class of which he is a member does not expire at the time of such meeting. His successor shall be elected by the shareholders to a term of office which shall expire at the same time as the term of office of the other Directors in the class to which he is elected. Election of

     Directors need not be by written ballot. The affirmative vote of the holders of not less than eighty per cent (80%) of the outstanding voting stock of the corporation is required to amend or repeal the provisions of this Article.

          THIRD: The date of adoption of the foregoing amendment by the Shareholders of this corporation was April 28, 1995, after its prior adoption by the Board of Directors and due notice, on which date 1,277,175 shares were voted in favor of the amendment, representing over 83% of the 1,531,531 total shares outstanding and entitled to vote. Such vote complied with the minimum 80% majority required for such amendment as contained in the original Article 6 of the Certificate of Incorporation. No shares were voted against the amendment.

          FOURTH: This amendment is to be effective immediately upon its filing with the Secretary of State of New Jersey.

          IN WITNESS WHEREOF, we have executed this Certificate on behalf of LAKELAND BANCORP, INC. this 18th day of May, 1995.


                                    By:/s/ Arthur L. Zande
                                       -------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                           Dated: As of May 24, 1995

          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.   The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 5% stock dividend was May 24, 1995.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,535,931. The number of shares issued in connection with the 5% stock dividend was 76,796.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,379,488 to 3,456,284. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       ------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.   Shares Authorized. The maximum number of shares which the
               -----------------
corporation shall have the authority to issue is 3,456,284 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                         Dated: As of October 25, 1995

          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.  The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 100% stock dividend was September 13, 1995.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 1,619,727. The number of shares issued in connection with the 100% stock dividend was 1,619,727.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 3,456,284 to 6,912,568. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       --------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.  Shares Authorized.  The maximum number of shares which the
              -----------------
corporation shall have the authority to issue is 6,912,568 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                        Dated: As of November 13, 1996


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.  The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 2% stock dividend was November 13, 1996.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remains unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 3,309,259. The number of shares issued in connection with the 2% stock dividend was 66,185.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 6,912,568 to 7,050,819. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, is substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       ------------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   Exhibit A
                                   ---------

          3.  Shares Authorized. The maximum number of shares which the
              -----------------
corporation shall have the authority to issue is 7,050,819 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                         Dated: As of August 27, 1997


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.  The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 5% stock dividend was August 27, 1997.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remain unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 3,392,090. The number of shares issued in connection with the 5% stock dividend was 169,604.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 7,050,819 to 7,403,359. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, in substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       ------------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   EXHIBIT A
                                   ---------

          3.  Shares Authorized. The maximum number of shares which the
              -----------------
corporation shall have the authority to issue is 7,403,359 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                       Pursuant to N.J.S. 14A:7-15.1(3)
                         Dated: As of August 26, 1998


          The undersigned corporation, having adopted an amendment to its certificate of incorporation, as amended, in connection with a stock dividend, hereby certifies as follows:

          1.  The name of the corporation is Lakeland Bancorp, Inc.

          2. The date of adoption by the board of directors of the corporation of the resolution approving the 100% stock dividend was August 26, 1998.

          3. The amendment to the certificate of incorporation will not adversely affect the rights or preferences of the holders of outstanding shares of any class or series and will not result in the percentage of authorized shares that remain unissued after the stock dividend exceeding the percentage of authorized shares that was unissued before the stock dividend.

          4. The only class of shares subject to the stock dividend was the corporation's Common Stock. The number of shares of Common Stock subject to the stock dividend was 4,245,719. The number of shares issued in connection with the 100% stock dividend was 4,245,719.

          5. The certificate of incorporation is amended to increase the corporation's number of authorized common shares from 7,403,359 to 14,806,718. In connection therewith, Section 3 of the certificate of incorporation is deleted in its entirety and new Section 3, annexed hereto as Exhibit A, in substituted for it.

          IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       ----------------------------
                                       Arthur L. Zande
                                       Executive Vice President

                                   EXHIBIT A
                                   ---------

          3.  Shares Authorized. The maximum number of shares which the
              -----------------
corporation shall have the authority to issue is 14,806,718 shares of common stock, which shall have a par value of $2.50 each.

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                            LAKELAND BANCORP, INC.

                         Pursuant to N.J.S. 14A:9-4(3)

                             Dated:  July 16, 1999


          Lakeland Bancorp, Inc., a corporation organized and existing under the Business Corporation Act of the State of New Jersey (the "Corporation"), having adopted an amendment to its Certificate of Incorporation, does hereby certify that:

          1.  The name of the Corporation is Lakeland Bancorp, Inc.

          2. The Corporation's Certificate of Incorporation, as amended, is further amended by deleting Section 3, Shares Authorized, in its entirety and substituting for it a new Section 3, Shares Authorized, the text of which is as follows:

              "3.  Shares Authorized.  The maximum number of shares which the
                   -----------------
              corporation shall have the authority to issue is 40,000,000 shares of common stock, no par value."

          3. The date of the adoption of the amendment by the Corporation's shareholders was July 14, 1999.

          4. The number of shares entitled to vote for the amendment was 8,500,788.

          5. The number of shares voted for and against the amendment were as follows:
                    For:        6,450,903

                    Against:    123,913

          IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed on its behalf by its duly authorized officer as of the date first above written.


                                    LAKELAND BANCORP, INC.


                                    By:/s/ Arthur L. Zande
                                       -----------------------------------
                                       Arthur L. Zande, Vice President